UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

PROVIDIAN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12897	94-2933952
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 543-0404

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)

Exhibits.  The following exhibit is filed with this report.

Exhibit	Description

99.1	Revised Financial and Statistical Summary of Reported Financial Measures

Item 12. Results of Operations and Financial Condition.

In the press release issued by Providian Financial Corporation on July 28, 2003 announcing its financial results for the second quarter of 2003, and the accompanying Financial and Statistical Summary of Reported Financial Measures, the number of the Company's customer accounts at the end of the second quarter of 2003 was incorrectly stated as 10.2 million. The correct number is 11.4 million. Attached as Exhibit 99.1 hereto and incorporated herein by reference is a revised and corrected version of the Financial and Statistical Summary of Reported Financial Measures for the quarter ended June 30, 2003. In addition to such correction, information has been added to the revised Financial and Statistical Summary of Reported Financial Measures to disclose the number of customer accounts held for securitization or sale at the end of the second quarter of 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDIAN FINANCIAL CORPORATION
(Registrant)

Date: July 28, 2003	By:	/s/ Anthony Vuoto
Anthony Vuoto
Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Revised Financial and Statistical Summary of Reported Financial Measures